SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 21, 2005


                         Patriot Scientific Corporation

               (Exact Name of Registrant as Specified in Charter)


           Delaware                      0-22182                 84-1070278
(State or other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                               10989 VIA FRONTERA
                           SAN DIEGO, CALIFORNIA 92127
                    (Address of principal executive offices)

                                 (858) 675-5000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

o Written communication pursuant to Rule 4254 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (127 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant's Certifying Accountant.

On November 21, 2005, Patriot Scientific Corporation (the "Company") received notice from Mayer Hoffman McCann P.C. ("Mayer Hoffman"), that they resigned effective November 21, 2005, as the Company's independent registered accounting firm. Mayer Hoffman's reports on the consolidated financial statements of the Company and its subsidiaries for the two most recent fiscal years ended May 31, 2005, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except only that their report for the fiscal year ending May 31, 2004 was modified as to an uncertainty regarding the Company's ability to continue as a going concern.

On November 21, 2005, the Executive Committee of the Board of Directors of the Company, upon the recommendation of its Audit Committee, elected to engage Corbin & Company to serve as the Company's independent registered accounting firm.

On November 23, 2005, the Company was informed that it had been accepted as a client of Corbin & Company.

During the Company's two most recent fiscal years ended May 31, 2005 and the subsequent interim period through November 23, 2005, there were no disagreements between the Company and Mayer Hoffman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Mayer Hoffman's satisfaction, would have caused them to make reference to the subject matter of the disagreement in their reports on the financial statements for such years.

The Company has authorized Mayer Hoffman to respond fully to the inquiries of Corbin & Company concerning the subject matter of the reportable event and has provided Mayer Hoffman with a copy of the foregoing disclosures. Attached as
Exhibit 16 is a copy of Mayer Hoffman's letter, dated November 28, 2005, stating its agreement with the statements related to it.

During the Company's two most recent fiscal years ended May 31, 2005, and the subsequent interim period through November 23, 2005, the Company did not consult Corbin & Company with respect to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters of reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.


Exhibit 16 - Letter from Mayer Hoffman McCann to the Securities and Exchange Commission dated November 28, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                       Patriot Scientific Corporation
                                       (Registrant)


Date:  November 28, 2005               By:      /s/ David H. Pohl
                                                ------------------------------
                                                David S. Pohl, Chairman & CEO